Capital Strategy Update August 2015

FBR & CO. (NASDAQ: FBRC) CAUTIONARY STATEMENT

This document is intended solely for the use of the party to whom FBR has provided it, and is not to be reprinted or redistributed without the permission of FBR. All references to “FBR” refer to FBR & Co. and its subsidiaries as appropriate. Investment banking, sales, trading, and research services1 are provided by FBR Capital Markets & Co., Inc. (FBRC). FBRC is a broker-dealer registered with the SEC and is a member of FINRA. Loan Trading services are provided by FBR’s affiliate – FBR Capital Markets LT, Inc.

FBR & Co. was formed as a Virginia corporation in June 2006 to be the holding company for FBRC.

This document is intended for information purposes only, and shall not constitute a solicitation or an offer to buy or sell, any security or services, or an endorsement of any particular investment strategy.

CAUTIONS ABOUT FORWARD-LOOKING INFORMATION

This presentation and the information incorporated by reference in this presentation include forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “plans,” “estimates” or “anticipates” or the negative of those words or other comparable terminology. Statements concerning projections, future performance developments, events, revenues, expenses, earnings, run rates, and any other guidance on present or future periods constitute forward-looking statements. Such statements include, but are not limited to, those relating to the effects of growth, revenues and earnings, our principal investing activities, levels of assets under management and our current equity capital levels. Forward-looking statements involve risks and uncertainties. You should be aware that a number of important factors could cause our actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, deterioration in the business environment in the specific sectors in which we focus or a decline in the market for securities of companies within these sectors, substantial fluctuations in our financial results, our ability to retain senior professionals, pricing and other competitive pressures, changes in laws and regulations and industry practices that affect our sales and trading business, incurrence of losses in the future, the singular nature of our capital markets and strategic advisory engagements, competition among financial services firms for business and personnel, larger and more frequent capital commitments in our trading and underwriting business, limitations on our access to capital, infrastructure or operational failures, the overall environment for interest rates, changes in our business strategy, and our ability to deploy offering proceeds. We will not necessarily update the information presented or incorporated by reference in this presentation if any of these forward looking statements turn out to be inaccurate. Risks affecting our business are described throughout our annual report on Form 10-K and our quarterly reports on Form 10-Q, especially in the section entitled “Risk Factors”, filed with the Securities and Exchange Commission. Our latest annual report and quarterly reports should be read for a complete understanding of our business and the risks associated with our business.

1. Research is provided by FBRC’s Research department, which is independent from the Investment Banking department of FBRC, and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage. In the normal course of its business, FBRC seeks to perform investment banking and other fee generating services for companies that are the subject of FBRC research reports. Research analysts are eligible to receive bonus compensation that is based on FBRC’s overall operating revenues, including revenues generated by FBRC’s investment 1 banking department. Specific information is contained in each research report concerning FBRC’s relationship with the company that is the subject of the report.

SHARES OUTSTANDING1

FBR has repurchased 50 percent of its outstanding shares since December 2009. A steady approach to repurchases over this time frame has resulted in an accretive impact to book value per share of approximately $5.44.

Shares Outstanding (millions)

1. Reflects common shares outstanding for book value per share purposes and 1 for 4 reverse stock split effected on 2/28/13.

2

SHAREHOLDERS’ EQUITY(Pro Forma Adjusted for Deferred Tax Reserves)1

Shareholders’ equity, when adjusted to remove the impact of (since released) deferred tax asset reserves, shows a reduction of $167 million, or 42 percent, which reflects the repurchase of 50 percent of shares outstanding as of December 2009.

Shareholders’ Equity Ending Balance ($ millions)

1. This non-GAAP presentation portrays the changes in shareholders’ equity removing the impact of valuation reserves against deferred tax assets, which existed at varying levels during the entire period, but have now been released.

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GROWTH IN TANGIBLE BOOK VALUE PER SHARE

•	The final stage of restructuring was accomplished late in 2011. Resulting business focus and streamlined cost structure ensure profitability in most foreseeable economic environments.
•	Tangible book value has grown over $12.50 per share since the end of 2011 – a compound annual growth rate of 18.4 percent, reflecting a combination of earnings and the accretive share repurchases.
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FBR RANKS #2 IN SHARE REPURCHASES AMONG MORE THAN 5,000 DOMESTIC PUBLIC COMPANIES SINCE 2010

Overall Rank[1]	Company	Ticker	Industry	Market Cap. 7/28/15 ($ MM)	Shares Out, 12/31/09	Shares Repurchased (1Q10 - 2Q15)	Shares Out, 3/31/15 + Repurchases	% of Shares Repurchased
1	Atlanticus Holdings Corporation	ATLC	Specialty Lender	$55	47,717,723	34,693,349	48,680,291	71.3%
2	**FBR & Co.**	**FBRC**	**Broker-Dealer**	**179**	**16,016,196**	**10,571,970**	**18,152,581**	**58.2%**
3	MCG Capital Corporation	MCGC	Investment Company	162	76,394,000	40,764,725	77,838,842	52.4%
4	World Acceptance Corporation	WRLD	Specialty Lender	473	16,211,659	9,610,956	18,580,904	51.7%
5	WebMD Health Corp.	WBMD	New Media	1,662	50,946,766	39,042,397	76,808,359	50.8%
6	Outerwall Inc.	OUTR	Media & Entertainment	1,515	31,076,784	17,014,955	35,513,933	47.9%
7	Montpelier Re Holdings Ltd.	MRH	Insurance Underwriter	1,789	79,998,795	39,255,113	83,054,366	47.3%
8	DIRECTV[2]	DTV	Communications	467,642	933,187,782	449,992,796	953,973,973	47.2%
9	Anthem, Inc.	ANTM	Insurance Underwriter	40,848	449,789,672	225,687,546	490,593,144	46.0%
10	Validus Holdings, Ltd.	VR	Insurance Underwriter	3,732	128,459,478	70,287,964	153,922,879	45.7%
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20	Magellan Health, Inc.	MGLN	Financial Technology	1,644	34,535,000	17,699,729	45,026,104	39.3%
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50	Arch Capital Group	ACGL	Insurance Underwriter	8,903	164,285,034	59,048,246	183,809,087	32.1%
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100	W.R. Berkley Corporation	WRB	Insurance Underwriter	6,961	156,552,355	41,752,938	166,686,213	25.0%
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500	Cogent Communications Holdings, Inc.	CCOI	Communications	1,469	44,853,974	2,270,205	48,464,831	4.7%
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1,000	Tiptree Financial Inc.	TIPT	Investment Company	188	20,158,894	75,743	32,068,213	0.2%

Source: SNL Financial. Sectors include: Banking, Insurance, Securities & Investments, Specialty Finance, Financial Technology, Real Estate, Energy and Media & Communications.

1. Overall Ranking based on percentage of outstanding shares repurchased. 2. DIRECTV market cap as of 6/30/15 due to AT&T acquisition.

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CAPITAL MANAGEMENT – CLOSE PEER TREND

Within its peer group, FBR has been the most aggressive in managing share count and tangible book value.

December 31, 2009—June 30, 2015 ($ millions)

Financial Metric FBR & Co. Piper Jaffray Cowen Group JMP Group

Total share repurchases $206 $306 $111 $38 Common dividends paid $2 — $20 Change in share count -50% -11% 47% 4% Change in TBV / share 47% 3% 1% 9% Change in share price1 -4.9% -11.4% -4.6% -24.6%

Source: SEC filings and FactSet.

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1. Reflects price change for the period December 31, 2009 through July 31, 2015.

Metropolitan Washington, D.C. Headquarters

1300 North Seventeenth Street . Arlington, VA 22209 703.312.9500 T . 703.312.9501 F . www.fbr.com

Boston Houston Irvine (Los Angeles) New York San Francisco

100 Federal Street, 29th Floor 9 Greenway Plaza, Suite 2050 18101 Von Karman Ave., Suite 950 299 Park Avenue, 7th Floor New 1 Embarcadero Center, Suite 2140 Boston, MA 02110 Houston, TX 77046 Irvine, CA 92612 York, NY 10171 San Francisco, CA 94111 617.757.2900 713.226.4700 949.477.3100 212.457.3300 415.248.2900

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